UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

Snail, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41556	88-4146991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12049 Jefferson Blvd

Culver City, CA 90230

(Address of principal executive offices) (Zip Code)

+1 (310) 988-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SNAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 24, 2024, Snail, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The following are the results of the voting on the two (2) proposals (the “Proposals”) submitted to stockholders at the 2024 Annual Meeting. These Proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting, which was filed on April 30, 2024 with the Securities and Exchange Commission.

As of April 26, 2024, the record date for the 2024 Annual Meeting, there were 8,007,474 shares of the Company’s Class A common stock and 28,748,580 shares of the Company’s Class B common stock outstanding and entitled to vote. Of the Company’s common stock, the Class A common stock was entitled to one (1) vote per share and the Class B common stock was entitled to ten (10) votes per share at the 2024 Annual Meeting, constituting all of the outstanding voting securities of the Company as of the record date. At the 2024 Annual Meeting, the holders of 34,403,049 shares (93.59%) of the Company’s outstanding common stock were represented in person or by proxy, constituting a quorum.

Proposal 1–The stockholders elected the following eight (8) directors to the Company’s Board of Directors, each for a term of one year expiring at the 2025 Annual Meeting of Stockholders and until such director’s successor has been duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hai Shi	287,559,301	30,152	5,550,816
Jim Tsai	287,564,458	24,995	5,550,816
Heidy Chow	287,551,632	37,821	5,550,816
Peter Kang	287,562,173	27,280	5,550,816
Ying Zhou	287,562,079	27,374	5,550,816
Neil Foster	287,580,779	8,674	5,550,816
Sandra Pundmann	287,564,928	24,525	5,550,816
Ryan Jamieson	287,581,062	8,391	5,550,816

Proposal 2–The stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 by the following vote:

Votes For	Votes Against	Abstentions
293,102,891	25,237	12,141

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAIL, INC.

Date: June 25, 2024	By:	/s/ Xuedong Tian
	Name:	Xuedong Tian
	Title:	Co-Chief Executive Officer